UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ATOSSA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Atossa Therapeutics, Inc.

107 Spring Street

Seattle, Washington 98104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 27, 2024 at 6:00 A.M. Pacific Time

Virtual Meeting to be Held Live via the Internet at: http://www.viewproxy.com/AtossaTherapeutics/2024/htype.asp

Technical Support Contact: VirtualMeeting@viewproxy.com or call 1-866-612-8937

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Atossa Therapeutics, Inc., a Delaware corporation (the “Company”), which will be held virtually on June 27, 2024, at 6:00 A.M. Pacific Time. The Annual Meeting will be held in a virtual only meeting format via live audio webcast. For more information, see “General Information—About the Meeting – What do I need to do to virtually attend the Annual Meeting via live audio webcast?” Only stockholders of record who held Atossa Common Stock at the close of business on the record date, May 9, 2024 (the “Record Date”), may attend virtually, view the list of stockholders of record and vote online at the Annual Meeting, including at any adjournment or postponement thereof.

At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of the two Class III director nominees named in the Proxy Statement; (2) the ratification of the selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) the approval of an amendment and restatement of the Company’s 2020 Stock Incentive Plan, as amended, to increase the shares available for issuance by 12,000,000 shares and to extend the term thereof; (4) the approval of an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 175,000,000 to 350,000,000; (5) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; and (6) the transaction of any other business that may properly come before the meeting or any adjournment or postponement thereof.

No other items of business are expected to be considered at the meeting and, pursuant to the Company’s Bylaws, no other director nominees will be entertained. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote “FOR” each director nominee and “FOR” each of the other proposals. After reading the Proxy Statement and our other proxy materials, please vote online, by telephone or by returning your proxy card or your voting instruction form. YOUR SHARES WILL NOT BE VOTED UNLESS YOU VOTE IN ONE OF THE WAYS DESCRIBED OR IF YOU ATTEND AND VOTE AT THE VIRTUAL ANNUAL MEETING.

A copy of the Company’s 2023 Annual Report has been mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the virtual Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Steven C. Quay, M.D., Ph.D.

Chairman of the Board, President and Chief Executive Officer

May 23, 2024

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY OR YOUR VOTING INSTRUCTION FORM AND RETURN IT AT YOUR EARLIEST CONVENIENCE, OR PLEASE VOTE IN ONE OF THE OTHER WAYS DESCRIBED IN THE PROXY STATEMENT. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE FINAL VOTE AT THE ANNUAL MEETING. YOUR LAST SUBMITTED VOTE IS THE ONE THAT WILL BE COUNTED. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE VIRTUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM YOUR BROKER (PREFERABLY AT LEAST FIVE DAYS BEFORE THE ANNUAL MEETING).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON JUNE 27, 2024: THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE ANNUAL REPORT ARE AVAILABLE AT HTTP://WWW.VIEWPROXY.COM/ATOSSATHERAPEUTICS/2024. WE ENCOURAGE YOU TO REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

107 Spring Street

Seattle, Washington 98104

PROXY STATEMENT FOR
2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 27, 2024 AT 6:00 A.M. PACIFIC TIME

VIRTUAL MEETING

TO BE HELD LIVE VIA THE INTERNET AT: http://www.viewproxy.com/AtossaTherapeutics/2024/htype.asp

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Atossa Therapeutics, Inc. (“Atossa” or the “Company”) for use at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). This year’s Annual Meeting will be held in a virtual only meeting format via live audio webcast. For more information, see “General Information— About the Meeting - What do I need to do to virtually attend the Annual Meeting via live audio webcast?” This Proxy Statement and the accompanying form of proxy will be mailed to our stockholders on or about May 23, 2024.

For a proxy to be effective, it must be properly executed and received prior to the Annual Meeting. Each proxy properly executed and tendered will, unless otherwise directed by the stockholder (in which case, such proxies will be voted as directed), be voted “FOR” each of the director nominees, “FOR” each of the other proposals described in this Proxy Statement and at the discretion of the proxy holder(s) with respect to all other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company will pay all costs of soliciting proxies. We will provide copies of this Proxy Statement, notice of Annual Meeting and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and may reimburse these parties for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation; however, we will not pay them additional compensation for any of these services. We have retained Alliance Advisors, a proxy solicitation firm, at an estimated cost of approximately $8,000.

Only holders of record of our common stock, par value $0.18 per share (the “Common Stock”), at the close of business on May 9, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were a total of 125,757,416 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. Holders of Common Stock do not have the right to cumulative voting in the election of directors. The presence, virtually or by proxy, of the holders of one-third of the outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If there is no quorum, the meeting chair or the holders of a majority of shares of Common Stock present at the Annual Meeting, either in person or by proxy, may adjourn the meeting to another time or date.

Persons who hold shares of Common Stock directly on the Record Date and not through a broker, bank or other financial institution (e.g., your shares of Common Stock are registered directly in your name with our transfer agent) (“record holders”) may vote by the following methods:

•
Vote by proxy - You may complete, sign and return a proxy card;
•
Proxy Vote by Internet - Go to http://www.FCRvote.com/ATOS to complete an electronic proxy card. Have your proxy card available when you access the website. Your vote must be received by 11:59 P.M. Eastern Time on June 26, 2024 to be counted;
•
Proxy Vote by Phone - You may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 26, 2024 by calling the toll-free number 1-866-402-3905. Have your proxy card in hand when you call and then follow the instructions; or
•
Vote at the Annual Meeting - You may virtually attend the Annual Meeting and vote online during the meeting.

Persons who hold shares of Common Stock indirectly on the Record Date through a brokerage firm, bank, or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf (or obtain a “legal proxy” to vote during the Annual Meeting as described below). Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders will only be able to vote shares on behalf of the beneficial holders with respect to proposals considered to be “routine” and are not entitled to vote shares on behalf of the beneficial holders with respect to “non-routine” proposals (referred to as a “broker non-vote”). Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokerage firms, banks or other financial institutions are choosing not to exercise discretionary voting authority. As a result, beneficial holders are urged to direct their brokerage firm, bank or other financial institution how to vote their shares on all proposals to ensure that their vote is counted.

Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be counted for the purpose of determining the number of votes cast on a given proposal. The required vote for each of the proposals expected to be acted upon at the Annual Meeting is described below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality of the votes cast, with the nominees obtaining the most votes cast being elected. Votes that are withheld and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome.

Proposal No. 2 — Ratification of the selection of the independent registered public accounting firm. This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome.

Proposal No. 3 — Approval of an amendment and restatement of the Company’s 2020 Stock Incentive Plan, as amended, to increase the shares available for issuance by 12,000,000 shares and to extend the term thereof. This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome.

Proposal No. 4 — Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 175,000,000 to 350,000,000. This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome.

Proposal No. 5 — Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. This non-binding, advisory proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome.

We encourage you to vote by returning your proxy or voting instruction form or if you are a record holder by voting on-line or via phone prior to the meeting. Voting in advance of the meeting helps ensure that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our Common Stock may revoke their form of proxy at any time prior to the closing of the polls at the Annual Meeting by:

•
executing and submitting a later-dated proxy;
•
submitting new proxy instructions via phone or the Internet;
•
delivering a written revocation to the Corporate Secretary at the address set forth above; or
•
voting online at http://www.FCRvote.com/ATOS during the virtual Annual Meeting. However, your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Your last submitted vote is the one that will be counted.

Beneficial holders of our Common Stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting virtually and vote during the virtual meeting should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy” (preferably at least five days before the Annual Meeting), which will allow them to vote during the virtual meeting. Without a legal proxy, beneficial holders cannot vote at the virtual Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

FOR TECHNICAL SUPPORT PRIOR TO OR DURING THE ANNUAL MEETING, PLEASE CONTACT:

VirtualMeeting@viewproxy.com or call 1-866-612-8937

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Amended and Restated Certificate of Incorporation of the Company provides that the Board is to be divided into three classes nearly equal in number as reasonably possible, with directors in each class serving three-year terms. The total Board size is currently fixed at seven directors. Currently, the Class III directors (whose terms expire at this Annual Meeting) are Shu-Chih Chen, Ph.D. and H. Lawrence Remmel, Esq. The Class I directors (whose terms expire at the 2025 Annual Meeting of Stockholders) are Steven C. Quay, M.D., Ph.D. and Jonathan F. Finn, C.F.A. The Class II directors (whose terms expire at the 2026 Annual Meeting of Stockholders) are Stephen J. Galli, M.D., Richard I. Steinhart and Tessa Cigler, M.D., M.P.H. The Class III directors elected at the Annual Meeting will hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation, death or removal.

As described below, the Board has nominated Dr. Chen and Mr. Remmel for reelection as Class III directors at the Annual Meeting. Both nominees were most recently elected by stockholders at the 2021 Annual Meeting of Stockholders. Both nominees have indicated their willingness and ability to serve if elected. Should either of the nominees become unavailable for election at the Annual Meeting, unable to serve or, for good cause, unwilling to serve, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board, or the Board may decrease the size of the Board.

Nomination of Directors

The Nominating and Governance Committee reviews and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Nominating and Governance Committee considers the qualifications of each potential nominee in light of the Board’s existing and desired mix of experience and expertise. Specifically, the Nominating and Governance Committee considers each potential nominee’s personal and professional ethics, integrity and values, business acumen, interest in the Company and commitment to representing the long-term interests of the stockholders. The Nominating and Governance Committee also seeks to have a Board that encompasses a range of talents, ages, skills, diversity, and expertise sufficient to provide sound and prudent oversight with respect to the operations and interests of the business. These criteria are set forth in our Corporate Governance Guidelines, a copy of which is available on our website at https://investors.atossatherapeutics.com/.

After reviewing the qualifications of potential Board candidates, the Nominating and Governance Committee presents its recommendations to the Board, which selects the final director nominees. Upon the recommendation of the Nominating and Governance Committee, the Board nominated for reelection Dr. Chen and Mr. Remmel as the Company’s Class III directors. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.

It is the Nominating and Governance Committee’s policy to consider written recommendations from stockholders for director candidates. The Nominating and Governance Committee considers stockholder nominees in the same manner and using the same criteria as nominees recommended by other sources. Any such recommendations should be submitted to the committee as described under “Stockholder Communications” and should include the same information required under our Bylaws for nominating a director, as described under “Stockholder Proposals.”

Board Diversity

Although the Nominating and Governance Committee may consider whether nominees contribute to a mix of Board members that represents a diversity of background and experience, which is not only limited to race, gender, or national origin, we have no formal policy regarding board diversity. The Nominating and Governance Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board.

Our current Board of seven directors includes two directors who self-identify as female (29%) and 2 directors who self-identify as racially/ethnically diverse (29%).

In accordance with Nasdaq’s board diversity listing standards, we are disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics as voluntarily confirmed to us by each of our directors.

Board Diversity Matrix (as of the date of this Proxy Statement)
Total number of directors - 7
Gender identity:	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	5	0	0
Number of directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	1	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	1	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	1	1	0	0
LGBTQ+	1
Did Not Disclose Demographic Background	0

Nominees and Incumbent Directors

The Nominating and Governance Committee has recommended, and the Board has nominated, Dr. Chen and Mr. Remmel to be reelected as Class III directors at the Annual Meeting. The following table sets forth the following information for these nominees and the Company’s continuing directors: the year each was first elected a director of the Company; their respective ages as of the date of this Proxy Statement; the positions currently held with the Company; the year their current term will expire; and their current class.

There are no family relationships among any of our directors or executive officers, except for Dr. Chen, who is married to Dr. Quay.

Nominee/Director Name and Year First Became a Director	Age	Position(s) with the Company	Year Current Term Expires	Current Director Class
Nominees for Class III Directors:
Shu-Chih Chen, Ph.D. (2009)	62	Director	2024	III
H. Lawrence Remmel, Esq. (2012)	72	Director	2024	III
Continuing Directors
Steven C. Quay, M.D., Ph.D. (2009)	73	Chairman of the Board of Directors, President, and Chief Executive Officer	2025	I
Jonathan F. Finn, C.F.A. (2023)	51	Director	2025	I
Stephen J. Galli, M.D. (2011)	77	Director	2026	II
Richard I. Steinhart (2014)	67	Director	2026	II
Tessa Cigler, M.D., M.P.H. (2024)	50	Director	2026	II

Class III Director Nominees

Shu-Chih Chen, Ph.D. Dr. Chen has served as a director since April 2009. She was a founder of the Company and has served as Chief Scientific Officer of the Company since it was incorporated in April 2009 through August 2014. Prior to joining the Company, she was an Associate Professor at National Yang Ming University, Taipei, Taiwan, and served as the principal investigator of an NIH RO1 grant, studying tumor suppression by gap junction protein connexin 43, at the Department of Molecular Medicine at Northwest Hospital, Seattle, WA. She has two issued U.S. patents and 20 pending U.S. patent applications related to cancer therapeutics. Dr. Chen received her Ph.D. degree in microbiology and public health from Michigan State University in 1992 and has published extensively on molecular oncology. She received her B.S. degree in medical technology from National Yang Ming University, Taipei, Taiwan in 1984. Dr. Chen has been selected to serve on the Company’s Board of Directors because of her role as a founder of the Company and her qualifications in medical technology and as a professor and researcher in the field of cancer therapeutics.

H. Lawrence Remmel, Esq. Mr. Remmel has served as a director of the Company since February 2012. He is currently a partner of the law firm Pryor Cashman LLP, located in New York City, where he chairs the Banking and Finance practice group. Mr. Remmel joined Pryor Cashman in 1988. His practice includes corporate and banking financings, issues relating to the Investment Company Act of 1940, and intellectual property and licensing issues, in particular in the biotechnology and biocosmeceutical areas. Mr. Remmel previously served on the Board of Advisors of CytoDel, LLC, an early-stage bio-pharmaceutical company developing products for bio-defense, neuronal drug delivery, and musculoskeletal and aesthetic medicine. In February 2018, he became a director of CytoDel, Inc., the successor to CytoDel LLC. In March 2019, he became a director of Aufbau Holdings Limited, an Irish limited company, developing therapeutics in ophthalmology and other areas. He was an associate of the law firm Reboul, MacMurray, Hewitt, Maynard & Kristol from 1984 to 1988, and began his legal career at Carter, Ledyard & Milburn, where he was an associate from 1979 to 1984. He was admitted to the New York bar in 1980 and is a member of the New York State Bar Association. He received his J.D. from the Washington & Lee University School of Law in 1979 and his B.A. from Princeton University in 1975. He currently is a doctoral candidate in the Graduate School of Life Sciences of the University of Utrecht, in the Department of Clinical and Translational Oncology, with a thesis project in hyperplasia and early-stage breast cancer. Mr. Remmel has been selected to serve on the Company’s Board of Directors because of his substantial experience as a corporate attorney advising biotechnology companies and his familiarity with the fiduciary duties and the regulatory requirements affecting publicly traded companies.

Class I Directors Continuing in Office Until 2025

Steven C. Quay, MD., Ph.D. Steven C. Quay, M.D., Ph.D. has served as Chief Executive Officer, President and Chairman of the Board of Directors of the Company since the Company was incorporated in April 2009. Dr. Quay is certified in Anatomic Pathology with the American Board of Pathology, has completed both an internship and residency in anatomic pathology at Massachusetts General Hospital, a Harvard Medical School teaching hospital, and is a former faculty member of the Department of Pathology, Stanford University School of Medicine. Dr. Quay is a named inventor on 90 U.S. patents, 862 published US and international patent applications, and is a named inventor on patents covering seven pharmaceutical products that have been approved by the U.S. Food and Drug Administration. Dr. Quay received an M.D. in 1977 and a Ph.D. in 1975 from the University of Michigan. He received his B.A. degree in biology, chemistry and mathematics from Western Michigan University in 1971. He is a director and the Chair of the Governance Committee, of the Taipei-American School in Taipei, Taiwan. He was selected to serve on the Company’s Board of Directors because of his role as a founder of the Company, as well as his qualifications as a physician and the principal researcher overseeing the research, preclinical, clinical and regulatory development of the Company’s pharmaceutical programs.

Jonathan F. Finn, C.F.A. Jonathan F. Finn has served as a director of the Company since November 2023. Mr. Finn has worked at Vantage Consulting Group, an investment advisory firm, since 1995 and served as Executive Vice President and Chief Investment Officer at Vantage since 2005. In this role, he directs investment strategy, asset allocation, manager selection and portfolio construction. Mr. Finn is also a Founding Partner of Scientia Ventures, a manager of venture capital funds that invest in companies targeting computational biology and chemistry, the digitization of medicine, digital therapies, and traditional drug development businesses at the cutting edge of the life sciences industry, and has served in this role since 2006. Earlier in his career, Mr. Finn was a portfolio manager for the Lindner family of mutual funds, serving as co-manager for the Small Cap and Asset Allocation funds from 2000 to 2001. He currently serves as director of Verigraft AB, a regenerative medicine venture, Rose Pharma LLC, a development stage specialty pain company, and Solör Bioenergy Holdings AB, a bioenergy business. Mr. Finn has a B.A. in Economics from the University of Virginia and holds the Chartered Financial Analyst designation. Mr. Finn has been selected to serve on the Company’s Board of Directors because of his qualifications as a business executive and his familiarity with investment strategy in the biotechnology sector.

Class II Directors Continuing in Office Until 2026

Stephen J. Galli, M.D. Dr. Galli has served as a director of the Company since July 2011. Dr. Galli has been a Professor of Pathology and of Microbiology & Immunology and the Mary Hewitt Loveless, M.D., Professor, at Stanford University School of Medicine, Stanford, California since February 1999. He served as Chair of the Department of Pathology at Stanford University School of Medicine from 1999 to 2016. Before joining Stanford, he was on the faculty of Harvard Medical School. He holds 16 U.S. patents and has over 490 publications. He is the past president of the American Society for Investigative Pathology, the past president of the Collegium Internationale Allergologicum, and the past president of the Pluto Club (Association of University Pathologists). In addition to receiving several awards for his research, and being elected to the National Academy of Medicine (USA), the Accademia Nazionale de Lincei (Rome, Italy), and the American Clinical and Climatological Association, he was recognized with the 2010 Stanford University President’s Award for Excellence through Diversity for his recruitment and support of women and underrepresented minorities at Stanford University. He received his B.A. degree in biology, magna cum laude, from Harvard College in 1968 and his M.D. degree from Harvard Medical School in 1973 and completed a residency in anatomic pathology at the Massachusetts General Hospital in 1977. Dr. Galli has been selected to serve on the Company’s Board of Directors because of his qualifications as a professor and physician, and his specialized expertise as a pathologist.

Richard I. Steinhart. Mr. Steinhart has served as a director of the Company since March 2014. Mr. Steinhart is currently the Senior Vice President and Chief Financial Officer of BioXcel Therapeutics, Inc., a clinical-stage biopharmaceutical company, which he joined in October 2017. From October 2015 to June 2017, he was Vice President and Chief Financial Officer of Remedy Pharmaceuticals, Inc., a privately held pharmaceuticals company. From January 2014 until he joined Remedy Pharmaceuticals, Mr. Steinhart acted as an independent financial consultant to various companies in the biotechnology and medical device industries. From April 2006 to December 2013, Mr. Steinhart was an executive at MELA Sciences, Inc., serving as its Senior Vice President, Chief Financial Officer, Treasurer and Secretary. From 1992 to 2006, Mr. Steinhart was Managing Director at Forest St. Capital/SAE Ventures. Earlier, he served as Vice President and Chief Financial Officer at Emisphere Technologies from 1991 to 1992 and as General Partner and Chief Financial Officer of CW Group Inc. Mr. Steinhart is a Member of the Board of Directors of Actinium Pharmaceuticals where he is Chairman of the Audit Committee. From 2004 to 2012, Mr. Steinhart was a Member of the Board of Directors of Manhattan Pharmaceuticals and was Chairman of the Audit Committee. Mr. Steinhart received his B.B.A. and M.B.A. degrees from Pace University. Mr. Steinhart has been selected to serve on the Company’s Board of Directors because of his qualifications as a business executive and audit committee financial expert, and his prior experience as a Chief Financial Officer, director and committee member of public companies.

Tessa Cigler, M.D., M.P.H. Dr. Cigler joined the Company as a director in March 2024. Dr. Cigler is a medical oncologist whose work is dedicated to the treatment and prevention of breast cancer. Dr. Cigler joined the Cornell faculty in August 2007 as a medical oncologist and clinical investigator at the Weill Cornell Breast Center. As a member of the Weill Cornell Breast Center research team, she heads several clinical trials. Dr. Cigler received her undergraduate degree from Harvard College, and her M.D. from Duke University School of Medicine. She also holds a Master’s in Public Health from the Harvard School of Public Health. She completed her residency in Internal Medicine at New York Presbyterian Hospital Weill Cornell Medical Center, followed by a fellowship in Medical Oncology and Hematology at the Dana-Farber Harvard Cancer Center.

Vote Required

The two director nominees who receive the highest number of affirmative votes cast will be elected as Class III directors. Votes that are withheld and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of the matter.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made but the card is signed, “FOR” the election of each of the director nominees named in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval but is doing so as a matter of a good corporate practice. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of EY. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

Pre-Approval Policies and Procedures

The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company’s independent registered public accounting firm, as well as the fees charged for such services, in order to confirm that these services do not impair the auditor’s independence. This generally involves the pre-approval of the performance of specific services subject to a cost limit for all such services. This general pre-approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the committee for each engagement of our auditor to perform other audit-related or other non-audit services. The committee does not delegate its responsibility to approve services performed by our auditor to any member of management. The committee has delegated authority to the committee chair to pre-approve certain audit or non-audit services to be provided to us by our auditor. Any approval of services by the committee chair pursuant to this delegated authority is reported to the committee at its next regularly scheduled meeting.

EY has served as our independent auditor for the year ended December 31, 2023 (on or after May 17, 2023 (the “Effective Date”)). BDO USA, LLP (“BDO”) served as our independent auditor prior to the Effective Date. Representatives of EY are expected to be present virtually or by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate stockholder questions.

Fees for Independent Registered Public Accounting Firm

The following is a summary of the audit fees billed and expected to be billed to the Company by EY and BDO for the fiscal year ended December 31, 2023 and 2022, respectively, and the fees billed to the Company by EY and BDO for all other services rendered during the fiscal year ended December 31, 2023 and 2022, respectively. All services associated with such fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described above. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. The Audit Committee has determined that the services described below were compatible with maintaining the auditor’s independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Board Committees” and “Report of the Audit Committee.”

	2023	2022
Audit Fees:
Consists of fees billed for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for that fiscal year, including consents and expenses.	$610,000	$219,750
Audit-Related Fees:
Consists of fees billed for assurance services reasonably related to the performance of the audit or review of our financial statements.	—	20,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$610,000	$239,750

Recent Changes in Independent Registered Public Accounting Firm

Dismissal of BDO

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 22, 2023 (the “Current Report”), on the Effective Date, the Audit Committee dismissed BDO as the Company’s independent registered public accounting firm, effective as of that date.

BDO’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. BDO expressed no opinion on the effectiveness of the Company’s internal control over financial reporting for the fiscal year ended December 31, 2022, as the Company was not required to have, nor did the Company engage BDO to perform, an audit of the Company’s internal control over financial reporting in such year.

During the Company’s fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through (and including) the Effective Date, there were (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in its report on the Company’s consolidated financial statements for such year, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as set forth in the following sentence. As previously disclosed under Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, during the audit of the consolidated financial statements for the year ended December 31, 2020, the Company reported a material weakness in its internal controls over financial reporting due to ineffective controls over the evaluation and accounting for complex financing transactions. The material weakness was remediated as of December 31, 2021.

The Company provided BDO with a copy of the disclosures in the Current Report and requested that BDO furnish a letter addressed to the SEC stating whether or not BDO agrees with the statements above. A copy of BDO’s letter dated May 22, 2023 is filed as Exhibit 16.1 to the Current Report.

Appointment of EY

The Audit Committee, on and effective as of the Effective Date, appointed EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through the Effective Date, neither the Company nor anyone acting on its behalf consulted with EY, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2020 STOCK INCENTIVE PLAN, AS AMENDED, TO INCREASE THE SHARES AVAILABLE FOR ISSUANCE BY 12,000,000 SHARES AND TO EXTEND THE TERM THEREOF

At the Annual Meeting, you are being asked to approve an amendment and restatement of the Company’s 2020 Stock Incentive Plan, as amended (the “2020 Plan”), to increase the shares available for issuance by 12,000,000 shares and to extend the term of the 2020 Plan to the tenth (10th) anniversary of the date of stockholder approval. There will be a corresponding increase in the number of shares with respect to which incentive stock options may be granted. The implementation of this Proposal 3 is contingent upon stockholder approval of Proposal 4 (the authorized share increase).

The total number of shares of common stock currently available for issuance under the 2020 Plan is 18,000,000 shares.

On May 2, 2024, the Board approved an amendment of the 2020 Plan, subject to shareholder approval, to increase the number of shares of common stock available for issuance under the 2020 Plan by 12,000,000 shares, to a total of 30,000,000 shares, with a corresponding increase in the number of shares with respect to which incentive stock options may be granted, and to extend the term of the 2020 Plan to June 27, 2034. The Board adopted these amendments because it believes that:

●	additional shares are necessary to attract new employees and executives;

●	additional shares are needed to further the goal of retaining and motivating existing personnel; and

●	the issuance of options to employees is an integral component of the Company’s compensation policy.

As of May 6, 2024, options covering 12,534,577 shares of common stock with a weighted average exercise price of $1.62 and a weighted average remaining term of 7.6 years were outstanding under the 2020 Plan and options covering 4,151,220 shares of common stock with a weighted average exercise price of $2.23 and weighted average remaining term of 4.9 years were outstanding under the Company’s 2010 Stock Option and Incentive Plan (the “2010 Plan”). There were no other outstanding equity awards under the 2020 Plan or 2010 Plan. There remain available for future grant 5,465,423 shares of common stock under the 2020 Plan as of May 6, 2024. Assuming approval of this Proposal No. 3, there will be a total of approximately 17,465,423 shares available for issuance under the 2020 Plan, which equals approximately 10.7% of the fully diluted common stock outstanding on May 6, 2024, including convertible preferred stock and common stock issuable upon exercise of outstanding options and warrants as of May 6, 2024. We expect that the additional shares requested for the 2020 Plan under this proposal would provide us with flexibility to continue to grant equity-based awards for approximately 3 years.

Shares subject to outstanding awards may be returned to the 2020 Plan as a result of cancellations or expiration of awards.

A summary of the amendment and restatement of the 2020 Plan that the stockholders are being asked to approve under this Proposal 3 is as follows:

●	Increase in shares available for issuance as described above, with a corresponding increase in the number of shares with respect to which incentive stock options may be granted; and
●	Extension of the term of the 2020 Plan to June 27, 2034.

Summary Description of the 2020 Plan

The principal terms of the 2020 Plan, assuming the proposed amendment is approved, are summarized below. The following summary is qualified in its entirety by the full text of the 2020 Plan, as amended, which appears as Appendix A to this Proxy Statement.

General. The purpose of the 2020 Plan is to enhance the long-term stockholders’ value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. The 2020 Plan provides for the grant of equity-based awards to full and part-time officers and employees, non-employee directors and other key persons (including consultants and prospective employees) providing services to the Company. Awards of incentive stock options may be granted under the 2020 Plan until May 2, 2034. No other awards may be granted under the 2020 Plan on or after the date that is 10 years from the date of stockholder approval.

Plan Administration. The 2020 Plan may be administered by the full Board or the Compensation Committee. It is the current intention of the Company that the 2020 Plan be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2020 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2020 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. As of May 9, 2024, approximately 12 employees, 6 non-employee directors and 4 consultants were eligible to participate in the 2020 Plan.

Plan Limits. The total number of shares of common stock available for issuance under the 2020 Plan is 30,000,000 shares plus any shares of common stock that remained available for grant under the 2010 Plan as of May 15, 2020 and any shares of common stock underlying awards under the Prior Plan that, on or after May 15, 2020, are forfeited, canceled, held back upon exercise of an option or settlement of such an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, or satisfied without the issuance of common stock or otherwise terminated (other than by exercise). Shares of common stock issued pursuant to awards granted under the 2020 Plan may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company or both. The maximum number of shares of common stock with respect to which incentive stock options may be granted under the 2020 Plan is 30,000,000 shares. Shares of common stock underlying any awards under the 2020 Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of common stock or otherwise terminated (other than by exercise) will be added back to the shares of common stock available for issuance under the 2020 Plan. In the event the Company repurchases shares of common stock on the open market, such shares will not be added to the shares of common stock available for issuance under the 2020 Plan. Subject to such overall limitations, shares of common stock may be issued up to such maximum number pursuant to any type or types of award; provided, however, that, other than in the case of non-employee directors, stock options or stock appreciation rights with respect to no more than 2,500,000 may be granted to any one individual grantee during any one calendar year period.

Stock Options. The 2020 Plan permits the granting of (i) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and (ii) options that do not so qualify. Options granted under the 2020 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the Nasdaq Capital Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2020 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right will be fixed by the Compensation Committee and may not exceed 10 years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are generally payable in the form of shares of common stock, although restricted stock units may be settled in cash. These units may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2020 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2020 Plan, to certain limits in the 2020 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Change in Control. Upon a change in control, as defined in the 2020 Plan, unless provided otherwise in an award agreement, the 2020 Plan and all outstanding awards will terminate, unless provision is made in connection with the change in control in the sole discretion of the parties thereto for the assumption, continuation or substitution of awards. In the event of termination, (i) the Company will have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding options and stock appreciation rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the price per share received in connection with the change in control (the “sale price”) multiplied by the number of shares of common stock subject to outstanding options and stock appreciation rights (to the extent then exercisable (after taking into account any acceleration) at prices not in excess of the sale price) and (B) the aggregate exercise price of all such outstanding options and stock appreciation rights; or (ii) each grantee will be permitted, within a specified period of time prior to the consummation of the change in control as determined by the administrator, to exercise all outstanding options and stock appreciation rights held by such grantee. The administrator will also have the discretion to accelerate the vesting of all other awards.

Tax Withholding. Participants in the 2020 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board of Directors of the Company may at any time amend or discontinue the 2020 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under Nasdaq rules, any amendments that materially change the terms of the 2020 Plan will be subject to approval by our stockholders. Amendments will also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Federal Income Tax Consequences of Options and Stock Awards under the 2020 Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT LAW OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS UNDER THE 2020 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER

TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, GRANT OF RESTRICTED STOCK OR GRANT OF RESTRICTED STOCK UNITS.

Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise, the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m) of the Internal Revenue Code).

The grant of a nonstatutory option has no federal income tax effect on the optionee. Upon the exercise of a nonstatutory option, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction unless limited by Section 162(m) of the Internal Revenue Code) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if the Company’s common stock is used to pay all or part of the option price.

Stock Awards. Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the “spread”). However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Internal Revenue Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. If the recipient is an employee of the Company, the taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction, unless limited by Section 162(m) of the Internal Revenue Code. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient, unless limited by Section 162(m) of the Internal Revenue Code. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the consequences upon sale or disposition (other than through forfeiture) of the shares awarded or sold generally are the same as for common stock acquired under a nonstatutory option as described above.

Restricted Stock Units. Upon receipt of a restricted stock unit, a recipient will not recognize any taxable income. However, upon vesting of a restricted stock unit and the delivery to the recipient of the restricted stock units, the recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock issued over any consideration paid for the common stock (the “spread”).

If the recipient is subject to U.S. tax law and if allowed by the Administrator, an eligible recipient may be allowed to elect to defer the distribution of some or all of the restricted stock units, thereby deferring the recipient’s recognition of taxable income until the restricted stock units are delivered to the recipient.

If the recipient is an employee of the Company, the taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction, unless limited by Section 162(m) of the Internal Revenue Code. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Awardee to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable shares of common stock having a fair market value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned shares of common stock having a fair market value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares of common stock otherwise deliverable to recipient through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of shares otherwise deliverable to recipient.

The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code, generally effective January 1, 2005. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. There are significant penalties placed on the individual awardee for failure to comply with Section 409A. However, it does not impact the Company’s ability to deduct deferred compensation.

Section 409A does not apply to incentive stock options, nonstatutory stock options that have an exercise price that is at least equal to the grant date fair market value and restricted stock provided there is no deferral of income beyond the vesting date.

Limitation on Deduction of Certain Compensation. Section 162(m) of the Internal Revenue Code, as amended, limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to certain “covered employees.” Covered employees generally include any executive officer whose compensation was required to be disclosed in the Company’s annual proxy statement. Therefore, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our covered employees.

Accounting Treatment

The Company recognizes compensation expense based on the grant-date fair value of awards granted under the 2020 Plan. The Company uses the Black-Scholes option valuation model to determine the fair value of the award, which is affected by the Company’s stock price and the number of shares granted, as well as assumptions which include the Company’s expected term of the award, the expected stock price volatility, risk-free interest rate and expected dividends over the expected term of the award. The expense associated with each award will generally be recognized over the award’s vesting period.

Aggregate Past Grants Under the 2020 Plan

The benefits that will be awarded or paid in the future under the 2020 Plan are not currently determinable; provided, however, that pursuant to our non-employee director compensation policy, non-employee directors are eligible to receive an annual stock option grant to purchase 125,000 shares of our common stock. As a result, we anticipate our non-employee directors will receive such a grant subject to continued service through the grant date. Other than the foregoing, awards under the 2020 Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. The following table shows, as of May 6, 2024, information regarding the grant of stock options since the inception of the 2020 Plan among the persons and groups identified below. The closing market price of our common stock on The Nasdaq Capital Market on May 6, 2024 was $1.72.

Name of Individual or Group
Number of shares Underlying Stock Options
Steven C. Quay, M.D. Ph.D.	6,978,100
President and Chief Executive Officer
Heather Rees, CPA (inactive)	605,700
Senior Vice President, Finance & Accounting
Kyle Guse	2,549,567
Former Chief Financial Officer, General Counsel and Secretary
Greg Weaver	2,895,000
Former Chief Financial Officer
All Current Executive Officers as a Group:	7,583,800
All Current Non-Executive Directors as a Group:	1,163,334
Each Nominee for Election as a Director:
Shu-Chih Chen, Ph.D.	270,000
H. Lawrence Remmel, Esq(1)	0
Each associate of any Such Directors, Executive Officers or Nominees	0
Each Other Person Who has received or is to Receive 5% or More of the Options, Warrants or Rights Under the 2020 Plan	0

All other Current Employees, Including Any Current Officers Who are Not Executive Officers, as a Group	1,706,821
(1)
The compensation Mr. Remmel receives for his services as a director in the form of an option grant is assigned to the Pryor Cashman law firm of which Mr. Remmel is a partner.

Registration with the SEC

The Company intends to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the 2020 Plan in the second half of 2024.

Vote Required

Approval of the amendment and restatement of the 2020 Plan requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

At the Annual Meeting, you are being asked to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 175,000,000 to 350,000,000, which would also have the effect of increasing the total number of authorized shares from 185,000,000 to 360,000,000 (the “Proposed Certificate Amendment”). Specifically, the Proposed Certificate Amendment, which our Board has approved and declared advisable, would amend and restate the first paragraph of the Capital Stock Section of Article IV of our Amended and Restated Certificate of Incorporation as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred Sixty Million (360,000,000), consisting of Three Hundred Fifty Million (350,000,000) shares of common stock, par value $0.18 per share (the “Common Stock”), and Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”

Under the Proposed Certificate Amendment, the authorized number of shares of preferred stock would remain unchanged. As of May 6, 2024, there were 582 shares of Series B Convertible Preferred Stock issued and outstanding.

Total Share Usage

As of May 6, 2024, there was a total of approximately 169,284,727 shares of Common Stock issued and outstanding or reserved for future issuance, consisting of the following: (i) 125,757,416 shares of Common Stock issued and outstanding, (ii) 16,685,797 shares of Common Stock reserved for potential issuance upon the exercise of options that have previously been granted, (iii) 165,341 shares of Common Stock reserved for potential issuance upon the conversion of 582 shares of Series B Convertible Preferred Stock, (iv) 5,465,423 shares of Common Stock reserved for issuance for future grants under the 2020 Plan (not including the additional 12,000,000 shares subject to Proposal 3), and (v) 21,210,750 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants. This represents a share utilization of 97% of our currently authorized Common Stock and leaves only approximately 5,715,273 shares of Common Stock available for future issuance.

Reasons for the Proposed Certificate Amendment

A summary of the reasons to increase our authorized shares of Common Stock is as follows:

1. As of May 6, 2024, we had only 5,715,273 shares of Common Stock available for future issuance that have not been reserved for other purposes.

2. Because we have not yet generated revenue to support our ongoing operations and research and development activities, we expect to rely primarily on our existing cash and potential sales of our Common Stock and other securities exercisable for or convertible into our Common Stock. Without additional shares of Common Stock available for issuance, our ability to raise working capital by selling our securities is limited.

3. A typical method for biotechnology companies to grow is to acquire or in-license new technologies. Rather than deplete cash reserves, a common way to pay for those technologies and to incentivize employees who may be hired to develop those technologies is by issuing common stock. Without additional shares of Common Stock available for issuance, our options to engage in these transactions are limited and we may be at a competitive disadvantage relative to other companies that have shares available for issuance. For example, as discussed in Proposal 3, our Board has approved an amendment and restatement of the 2020 Plan to, among other things, increase the shares available for issuance under the 2020 Plan by 12,000,000 shares. Implementation of Proposal 3 is contingent on stockholder approval of this Proposal 4 (in addition to stockholder approval of Proposal 3).

4. We plan to collaborate with other companies to develop our therapies through later-stage clinical trials and commercialization. We may desire to issue stock to potential collaborators in order to conserve cash and provide appropriate incentives to potential collaborators. We will need additional shares of Common Stock authorized so that we can potentially enter into these important collaborations.

Having additional authorized Common Stock available for future issuance would allow our Board to issue shares of our Common Stock without undue delay and enable us to engage in transactions and take advantage of opportunities on a timelier basis, as determined by our Board.

General Effect of the Proposed Certificate Amendment

The Proposed Certificate Amendment is binding. Upon stockholder approval of this Proposal 4, we intend to file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as reasonably practicable after the Annual Meeting. The Proposed Certificate Amendment will be effective upon such filing and the number of authorized shares of our Common Stock will be increased from 175,000,000 shares to 350,000,000 shares.

The additional authorized shares of our Common Stock would have rights identical to our currently outstanding shares of Common Stock. Adoption of the Proposed Certificate Amendment and subsequent future potential issuance of the shares of Common Stock would not affect the rights of the holders of our currently outstanding shares of Common Stock, except for effects incidental to increasing the number of shares of our Common Stock. Incidental effects of a subsequent issuance of shares of our Common Stock (but not of the adoption of the Proposed Certificate Amendment in and of itself) could include potentially diluting earnings per share, book value per share, the voting power and percentage ownership of existing stockholders. Current holders of shares of our Common Stock do not have preemptive or similar rights, which means that current stockholders do not have a right to purchase any new issuances of our capital stock, including shares of our Common Stock, in order to maintain their proportionate ownership of our Company.

If the Proposed Certificate Amendment is approved, our Board may cause the issuance of additional shares of our Common Stock without a further vote of our stockholders, except as required under Delaware or other applicable law, our Amended and Restated Certificate of Incorporation, our Bylaws or under the rules of the Nasdaq Stock Market (“Nasdaq”).

The Proposed Certificate Amendment has been prompted by business and financial considerations. The Proposed Certificate Amendment is not being proposed as a means of preventing or dissuading a change in control or takeover of our Company; however, use of these shares for such a purpose is possible. Shares of authorized but unissued or unreserved common stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support our Board in opposing a takeover proposal. In addition, the increase in number of authorized shares of our Common Stock, if approved, may have the effect of discouraging a challenge for control of us or make it less likely that such a challenge, if attempted, would be successful. Our Board and executive officers have no knowledge of any current effort to obtain control of our Company or to accumulate large amounts of our Common Stock.

Complete copies of the existing Amended and Restated Certificate of Incorporation as well as related Certificates of Amendment are available as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Vote Required

Approval of the Proposed Certificate Amendment requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF EXECUTIVE COMPENSATION

Background

In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of our named executive officers (the “say-on-pay” vote).

The say-on-pay vote is a non-binding, advisory vote on the compensation of the Company’s “named executive officers,” as described in the tabular disclosure regarding such compensation under the caption “Executive Compensation” and in the accompanying narrative disclosure set forth in this Proxy Statement. The say-on-pay vote is not a vote on the Company’s general compensation policies or compensation of the Company’s Board.

Our philosophy in setting compensation policies for executive officers has two fundamental objectives: (1) to attract and retain a highly skilled team of executives and (2) to align our executives’ interests with those of our stockholders by rewarding short-term and long-term performance and tying compensation to increases in stockholder value. The Compensation Committee believes in a pay for performance culture, meaning that executive compensation should be directly linked both to improvements in corporate performance and accomplishments that are expected to increase stockholder value.

The vote under this Proposal No. 5 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Our Board’s current policy is to hold a say-on-pay vote on an annual basis, and accordingly, after the Annual Meeting, the next say-on-pay vote is expected to occur at our 2025 Annual Meeting of Stockholders.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 5:

RESOLVED, that the stockholders of Atossa Therapeutics, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” (as defined in the Proxy Statement), as such compensation is described in the tabular disclosure regarding such compensation under the caption “Executive Compensation” and the accompanying narrative disclosure, set forth in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders.

Vote Required

Advisory approval of this resolution requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY VOTE “FOR”PROPOSAL NO. 5.

CORPORATE GOVERNANCE

Director Independence

We believe that the Company benefits from having a strong and independent Board. For a director to be considered independent, the Board must determine, in accordance with the Nasdaq listing rules, that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under guidelines established by Nasdaq and in light of each director’s background, employment and affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board has made an affirmative determination that all current directors, other than Drs. Quay and Chen, are “independent directors” as defined by the Nasdaq listing rules. The Board determined that Dr. Quay is not independent because of his status as the Company’s President and Chief Executive Officer and that Dr. Chen is not independent because of her marriage to Dr. Quay. Former director, Greg Weaver, was independent under the Nasdaq listing rules until he was appointed as our Executive Vice President and Chief Financial Officer. The independent board members meet regularly in executive sessions without the non-independent members and without management.

Our Board also determined that each of the directors currently serving on the Audit Committee and the Compensation Committee satisfy the heightened independence standards for audit committees and compensation committees, as applicable, as established by the SEC and Nasdaq listing rules.

Corporate Code of Business Conduct and Ethics

We believe that our Board and committees, led by a group of strong and independent directors, provide the necessary leadership, wisdom and experience that the Company needs in making sound business decisions. We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct helps clarify the operating standards and ethics that we expect of all of our officers, directors and employees. Our Code of Conduct is posted on our website located at https://atossatherapeutics.com/investors/under “Governance.” We intend to disclose future amendments to certain provisions of the Code of Conduct, and waivers of the Code of Conduct granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.

Stockholder Communications

Generally, stockholders and other interested parties who have questions or concerns regarding the Company should contact our Investor Relations representative at 610-529-6219. However, any party who wishes to address questions regarding the business or affairs of the Company directly with the Board, or any individual director, should direct his or her questions in writing to the Corporate Secretary, Atossa Therapeutics, Inc., 107 Spring Street, Seattle, WA 98104. Upon receipt of any such communications, the correspondence will be reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board or the individual director, and if so determined by our Corporate Secretary, will be directed to the appropriate person, including individual directors. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

BOARD OF DIRECTORS AND COMMITTEES

Director Attendance

During fiscal 2023, our Board met eight times and each director attended at least 88% of the aggregate number of meetings of the Board and of the committees on which he or she was a member (during the period in which he or she was on the Board or committee).

Although the Company does not have a formal policy on annual meeting attendance, the Company generally expects all directors to attend Annual Meetings of Stockholders, absent unusual circumstances. All members of the Board were present virtually or by telephone at the 2023 Annual Meeting of Stockholders.

Board Leadership Structure

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer. The Board believes this leadership model, together with five of the other six Board members being independent, all key committees of the Board being comprised solely of, and chaired by, independent directors, and the Company’s established Corporate Governance Guidelines, provides an effective leadership structure for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and aligns corporate strategy with the Company’s day-to-day operations. In addition, to foster effective independent oversight of the Company, the Board holds executive sessions of the independent directors of the Board at every meeting.

Dr. Quay has served as Chairman, Chief Executive Officer and President since the Company was incorporated in April 2009. The independent directors believe that because Dr. Quay manages the Company on a day-to-day basis as Chief Executive Officer and President, his direct involvement in the Company’s operations makes him uniquely qualified to lead the Board in effective decision-making and to efficiently align the Company’s day-to-day operations with the Board’s objectives. The Board believes that its programs for overseeing risks, as described below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Board Risk Oversight

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying, and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risk, including risks related to cybersecurity and information technology matters, and discusses with management the appropriate level of risk for the Company. The Board also delegates oversight to Board committees to oversee selected elements of risk as set forth below.

Board Committees

Our Board has a separately designated Audit Committee, Compensation Committee and Nominating and Governance Committee. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is comprised solely of independent directors, is empowered to retain outside advisors as it deems appropriate and regularly reports its activities to the full Board.

Audit Committee.  The Audit Committee is comprised of Mr. Steinhart (Chairman), Mr. Finn, Mr. Remmel and Dr. Galli. The Audit Committee selects the Company’s independent registered public accounting firm, approves its compensation, oversees and evaluates the performance of the independent registered public accounting firm, oversees the accounting and financial reporting policies and internal control systems of the Company, reviews the Company’s interim and annual financial statements, independent registered public accounting firm reports and management letters and performs other duties, as specified in the Audit Committee Charter, a copy of which is available on the Company’s website at www.atossatherapeutics.com. Additionally, the Audit Committee is involved in the oversight of the Company’s risk management through its review of policies relating to risk assessment and management. The Audit Committee met five times in fiscal 2023. All members of the Audit Committee satisfy the heightened independence standards under the Nasdaq listing rules and the rules and regulations established by the SEC applicable to directors serving on audit committees. The Board has determined that Mr. Steinhart qualifies as an “audit committee financial expert,” as that term is defined in the rules and regulations established by the SEC, and all members of the Audit Committee are “financially literate” under Nasdaq listing rules.

Compensation Committee. The Compensation Committee is comprised of Mr. Remmel (Chairman), Mr. Steinhart and Dr. Galli. The Compensation Committee reviews and recommends the compensation arrangements for management or approves such arrangements if so directed by the Board, establishes and reviews general compensation policies, administers the Company’s equity compensation plans and reviews and recommends to the Board the compensation paid to non-employee directors for their service on the Board. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding corporate and individual performance goals and objectives relevant to executive compensation and executives’ performance in light of such goals and objectives and recommends other executives’ compensation levels to the Compensation Committee based on such evaluations. The Compensation Committee may delegate authority to grant awards under our equity compensation plan to the Chief Executive Officer, but it has not historically done so. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. The Chief Executive Officer is not present when his compensation is evaluated. The Compensation Committee has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The Compensation Committee engaged Aon Consulting Inc. (“Aon”) (the “Compensation Consultant”) in 2023 to provide advice regarding the amount and form of executive and director compensation. The Compensation Committee met two times in fiscal 2023. A copy of the Compensation Committee Charter is available on the Company’s website at www.atossatherapeutics.com. All members of the Compensation Committee satisfy the heightened independence standards under the Nasdaq listing rules and the rules and regulations established by the SEC applicable to directors serving on compensation committees.

Compensation Committee Interlocks

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Governance Committee. The Nominating and Governance Committee is comprised of Dr. Galli (Chairman), Dr. Cigler and Mr. Remmel. The Nominating and Governance Committee identifies and nominates candidates for election to the Board, establishes policies under which stockholders may recommend a candidate for consideration for nomination as a director, annually reviews and evaluates the performance, operations, size and composition of the Board and periodically assesses and reviews the Company’s Corporate Governance Guidelines and recommends any appropriate changes thereto. The Nominating and Governance Committee met three times in fiscal 2023. A copy of the Nominating and Governance Committee Charter is available on our website at www.atossatherapeutics.com. All members of the Nominating and Governance Committee satisfy the independence standards under the Nasdaq listing rules.

EXECUTIVE OFFICERS

Our current executive officers and their respective ages and positions as of the date of this Proxy Statement are set forth in the following table. Biographical information for Dr. Quay is set forth above under Proposal No. 1 (Election of Directors).

Name	Age	Position
Executive Officers:
Steven C. Quay, M.D., Ph.D (1).	73	Chairman of the Board, President and Chief Executive Officer
Heather Rees, CPA (inactive)	51	SVP, Finance and Accounting

(1) For Dr. Quay’s biographical information, see “Nominees and Incumbent Directors” above

Heather Rees., CPA (inactive). Heather Rees has served as the Company’s Senior Vice President, Finance and Principal Accounting Officer since 2023. Prior to that time, Ms. Rees served as the Company’s Vice President of Finance & Accounting since 2021 and controller since 2017. Ms. Rees previously spent ten years working as an independent financial consultant serving public and private companies. She began her career with Deloitte & Touche and worked for nine years in the audit practice. Ms. Rees earned a Bachelor of Business Administration in Accounting from Gonzaga University.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding Common Stock for (i) each of our directors and nominees, (ii) each of our “named executive officers,” as defined in Executive Compensation below, (iii) all of our current directors and executive officers as a group, and (iv) persons known to us to beneficially hold more than 5% of our outstanding Common Stock. The following information is presented as of March 15, 2024 or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of Common Stock issuable pursuant to stock options or warrants that are exercisable within 60 days of March 15, 2024, as well as convertible preferred stock, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, warrants or convertible preferred stock, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge and subject to applicable community property rules, and except as otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Unless otherwise noted, the address of each person listed on the table is c/o Atossa Therapeutics, Inc., 107 Spring Street, Seattle, Washington 98104.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class (1)
Steven C. Quay, M.D. Ph.D.(2)	8,616,421	6.4%
Shu-Chih Chen, Ph.D.(3)	390,387	*
Jonathan F. Finn, C.F.A(4)	31,250	*
Stephen J. Galli, M.D.(5)	366,673	*
Heather Rees, CPA (inactive)(6)	520,450	*
H. Lawrence Remmel, Esq.(7)	257	*
Richard I. Steinhart(8)	364,750	*
Tessa Cigler, M.D., M.P.H.	—	—
Kyle Guse, Esq., CPA(9)	3,177,120	2.5%
Gregory L. Weaver(10)	56	*
All current executive officers and directors as a group (8 persons)(11)	10,267,934	7.6%
Other 5% Beneficial Owners:
CVI Investments, Inc. and Heights Capital Management, Inc.(12)	7,762,500	6.2%

* Less than one percent.

(1)
Based on 125,469,405 shares of Common Stock and Preferred Stock, on an as converted basis, issued and outstanding as of March 15, 2024.
(2)
Consists of (i) 2,659 shares of Common Stock directly owned by Dr. Quay, (ii) 22,254 shares of Common Stock owned by Ensisheim Partners LLC (“Ensisheim”), (iii) 8,589,235 shares of Common Stock issuable upon the exercise of stock options held by Dr. Quay and exercisable within 60 days of March 15, 2024 and (iv) 8 shares of Preferred B Stock convertible into 2,273 shares of Common Stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.
(3)
Consists of (i) 22,254 shares of Common Stock owned by Ensisheim, (ii) 365,860 shares of Common Stock issuable upon the exercise of stock options held by Dr. Chen and exercisable within 60 days of March 15, 2024 and (iii) 8 shares of Preferred B Stock, convertible into 2,273 shares of Common Stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.
(4)
Consists of 31,250 shares of Common Stock issuable upon the exercise of stock options held by Mr. Finn and exercisable within 60 days of March 15, 2024.
(5)
Consists of (i) 99 shares of Common Stock held by Dr. Galli, and (ii) 366,574 shares of Common Stock issuable upon the exercise of stock options held by Dr. Galli and exercisable within 60 days of March 15, 2024.
(6)
Consists of 520,450 shares of Common Stock issuable upon the exercise of stock options held by Ms. Rees and exercisable within 60 days of March 15, 2024.
(7)
Consists of 257 shares of Common Stock held by Mr. Remmel. Mr. Remmel disclaims beneficial ownership of the 11 shares of Common Stock held by his spouse.

(8)
Consists of 364,750 shares of Common Stock issuable upon the exercise of stock options held by Mr. Steinhart and exercisable within 60 days of March 15, 2024.
(9)
Consists of (i) 3,174,014 shares of Common Stock issuable upon the exercise of stock options held by Mr. Guse and exercisable within 60 days of March 15, 2024, (ii) 833 shares of Common Stock held by Mr. Guse and (iii) 8 shares of Preferred B Stock convertible into 2,273 shares of Common Stock.
(10)
Consists of 56 shares of Common Stock held by Mr. Weaver.
(11)
Consists of (i) 25,269 shares of Common Stock, (ii) 10,238,119 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 15, 2024 and (iii) 16 shares of Preferred B Stock convertible into 4,546 shares of Common Stock
(12)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2022, by CVI Investments, Inc. (“CVI”) and Heights Capital Management, Inc. (Heights Capital). Consists of (i) no shares for which CVI and Heights Capital have sole dispositive power, (ii) 7,762,500 shares for which CVI and Heights Capital have shared dispositive power, (iii) no shares for which CVI and Heights Capital have sole voting power, and (iv) 7,762,500 shares for which CVI and Heights Capital have shared voting power. CVI’s business address is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. Heights Capital’s business address is 101 California Street, Suite 3250, San Francisco, California 94111. and the address of Heights Capital is 101 California Street, Suite 3250, San Francisco, California 94111.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Transactions with Related Parties

Other than compensation arrangements described below under the captions “Director Compensation” and “Executive Compensation,” since January 1, 2022, we have not been a party to any related party transactions within the meaning of SEC rules.

Related-Party Transaction Review and Approval

Related party transactions that the Company is required to disclose publicly under the federal securities laws require prior approval by the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. Related parties include directors, nominees for director, principal stockholders (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities), executive officers and members of their immediate families. For these purposes, a “transaction” includes all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value. The Company’s policies and procedures regarding related party transactions are not part of a formal written policy, but rather, represent a course of practice determined to be appropriate by the Board of Directors of the Company.

DIRECTOR COMPENSATION

Non-employee director compensation is generally reviewed and set annually at the Board meeting held in connection with the Annual Meeting of Stockholders. The non-employee directors of the Company received the following for service on the Board from May 2023 through May 2024:

•
upon joining the Board, an initial fee of $50,000 in cash;
•
an annual cash payment of $50,000 for each board member; and
•
an annual grant of options exercisable for 125,000 shares.

The Compensation Committee has engaged Aon to provide advice regarding the amount and form of director compensation. Based on their compensation analysis, and to more closely align with our peers, the annual grant of options was increased in May 2023 from 50,000 shares to 125,000 shares. All other Board compensation was unchanged.

In addition to the above, annual compensation for service on the Audit Committee is $20,000 for the Chair and $15,000 for each committee member, paid in cash quarterly. Annual compensation for service on the Compensation Committee and Nominating and Governance Committee is $15,000 for the Chair and $10,000 for each committee member, paid in cash quarterly. The independent board members are also reimbursed on a case-by-case basis up to a pre-set amount for actual out of pocket expenses for graduate level course work in fields related to the business of the Company, though no such reimbursements were made with respect to 2023.

The employee directors receive no compensation for their board service. Pursuant to the policies of Pryor Cashman, the law firm of which Mr. Remmel is a partner, the compensation Mr. Remmel receives for his services as a director (other than expense reimbursement) is paid to the firm directly. All directors receive reimbursement for reasonable travel expenses. The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash	Option Awards Dollar Amount(1)	Options Awards Number of Shares	All Other Compensation	Total	Outstanding Option Awards(2)
Shu-Chih Chen, Ph.D.	$50,000	$66,169	125,000	$—	$116,169	366,555
Stephen Galli, M.D.	$78,750	$66,169	125,000	$—	$144,919	366,658
H. Lawrence Remmel, Esq.(3)	$78,750	$66,169	125,000	$—	$144,919	—
Richard Steinhart	$80,000	$66,169	125,000	$—	$146,169	364,926
Jonathan F. Finn, C.F.A.(4)	$60,834	$33,146	62,500	$—	$93,980	62,500

(1)
The value of the awards has been computed in accordance with Accounting Standards Codification Topic 718, Compensation - Stock Compensation (ASC 718). Assumptions used in the calculations for these amounts are included in the notes to our financial statements included in our Annual Report for the fiscal year ended December 31, 2023. Except for Mr. Finn, option awards consist of 2023 annual option grants, to purchase shares of Common Stock with an exercise price of $0.66, which was the fair value of our Common Stock at the time of grant. Options vest quarterly over a year. Mr. Finn’s Option awards were granted when he commenced service on the Board with an exercise price of $0.65, which was the fair value of our Common Stock at the time of grant.
(2)
The shares reported in this column represent the aggregate number of option awards outstanding as of December 31, 2023.
(3)
The compensation Mr. Remmel receives for his services as a director in the form of an option grant is assigned to the Pryor Cashman law firm of which Mr. Remmel is a partner.
(4)
Mr. Finn was added to the Board on November 8, 2023.

EXECUTIVE COMPENSATION

Remuneration of Officers

Our Compensation Committee is responsible for reviewing and evaluating key executive employee base salaries, setting goals and objectives for executive bonuses and administering benefit plans. The Compensation Committee provides advice and recommendations to our Board of Directors on such matters.

Summary Compensation Table

The following table sets forth the compensation earned by our President and Chief Executive Officer and Senior Vice President of Finance and Accounting, and our two former Chief Financial Officers (together, the “2023 Named Executive Officers”) for fiscal year 2023 and, in the case of Dr. Quay and Mr. Guse, fiscal year 2022:

Name and Position		Year	Salary		Bonus		Option Awards (1)	Non-equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Steven C. Quay, M.D. Ph. D.	President and Chief	2023	$705,910		$—		$1,143,927	$469,783	$36,600	$2,356,220
	Executive Officer	2022	$705,910		$—		$2,019,697	$402,369	$32,900	$3,160,876
Heather Rees, CPA (inactive)	Senior Vice President	2023	$331,585		$—		$166,818	$152,460	$36,600	$687,463
	Finance and Accounting
Kyle Guse	Former Chief Financial Officer,	2023	$248,358		$—		$342,790	$—	$580,483	$1,171,631
	General Counsel and Secretary	2022	$466,658		$—		$788,918	$239,395	$32,900	$1,527,871
Greg Weaver	Former Chief Financial Officer	2023	$197,756	(4)	$43,493	(5)	$2,116,394	$—	$21,783	$2,379,426

(1)
The value of the option awards has been computed in accordance with ASC 718. Assumptions used in the calculations for these amounts are included in the notes to our financial statements included in our Annual Report. The options vest quarterly over two years from the date of grant, except for 125,000 options with a grant date fair value of $66,169 that were granted to Mr. Weaver in connection with his service as a non-employee director prior to commencing service as Chief Financial Officer, which options were scheduled to vest quarterly over one year from the date of grant, and 2,600,000 options with a grant date fair value of $2,050,225 that were granted to Mr. Weaver in connection with his appointment as Chief Financial Officer, which options were scheduled to vest 25% on the one-year anniversary of the date of grant with the remainder scheduled to vest in equal quarterly installments over the following three years. In connection with his termination of service as Chief Financial Officer and a member of the Board, however, all of Mr. Weaver’s unvested options were terminated.
(2)
Amounts represent the annual performance bonus.
(3)
Amounts represent the 401(k) match made by the Company on behalf of the Named Executive Officer and reimbursements under our wellness program. For Mr. Guse the amount also includes a $553,533 severance payment.
(4)
Includes $33,333 paid to Mr. Weaver in connection with his service as a non-employee director prior to becoming Chief Financial Officer.
(5)
Mr. Weaver received a sign on bonus of $125,000, but upon his resignation from the Company, he was required to return $81,507 to the Company per his employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding our outstanding equity awards at December 31, 2023 for the 2023 Named Executive Officers under the Company’s Incentive Plans:

Name		Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Steven Quay,	President and Chief	5/6/2014	1,389		—	$219.60	5/6/2024
M.D. Ph.D	Executive Officer	3/16/2015	1,528		—	$338.40	3/16/2025
		5/18/2016	3,163		—	$47.34	5/18/2026
		5/24/2017	47,992		—	$5.64	5/24/2027
		5/17/2019	2,300,000		—	$1.36	5/17/2029
		4/9/2020	195,000		—	$1.48	4/9/2030
		5/15/2020	1,305,000		—	$1.48	5/15/2030
		5/14/2021	1,900,000		—	$2.90	5/14/2031
		2/24/2022	1,662,500	(1)	237,500	$1.25	2/24/2032
		3/2/2023	702,415	(1)	1,170,685	$0.72	3/2/2033
Heather Rees,	Senior Vice President	4/9/2020	32,500		—	$1.48	4/9/2030
CPA (inactive)	Finance and Accounting	7/3/2020	23,500		—	$3.18	7/3/2030
		5/14/2021	129,700		—	$2.90	5/21/2031
		8/11/2021	100,000		—	$3.18	8/11/2031
		5/13/2022	112,500	(1)	37,500	$0.93	5/13/2032
		6/12/2023	56,500	(1)	169,500	$0.92	6/12/2033
Kyle Guse	Former Chief Financial Officer,	1/8/2014	778		—	$396.00	1/8/2024
	General Counsel and Secretary	5/6/2014	1,112		—	$219.60	5/6/2024
		3/16/2015	1,056		—	$338.40	3/16/2025
		5/18/2016	6,056		—	$47.34	5/18/2026
		5/24/2017	41,280		—	$5.64	5/24/2027
		5/17/2019	800,000		—	$1.36	5/17/2029
		4/9/2020	195,000		—	$1.48	4/9/2030
		5/15/2020	395,000		—	$1.48	5/15/2030
		5/14/2021	850,000		—	$2.90	5/14/2031
		2/24/2022	606,669	(2)	—	$1.25	2/24/2032
		3/2/2023	278,953	(2)	—	$0.72	3/2/2033
Greg Weaver(3)	Former Chief Financial Officer	5/6/2014	84		—	$219.60	4/05/2024
		5/12/2015	223		—	$246.60	4/05/2024
		5/18/2016	624		—	$47.34	4/05/2024
		5/14/2021	50,000		—	$2.90	4/05/2024
		5/13/2022	50,000		—	$0.93	4/05/2024
		5/4/2023	31,250		—	$0.66	4/05/2024

(1)
Option vests quarterly over two years from the date of grant.
(2)
Option accelerated upon termination per Mr. Guse's employment agreement.
(3)
Mr. Weaver’s vested options expired six months following his October 5, 2023 termination date.

PAY VERSUS PERFORMANCE

As required by the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of SEC Regulation S-K, we are providing the following specified disclosures regarding the relationship between the compensation actually paid to our executive officers and certain measures of financial performance. The following table reports the compensation of Steven Quay, our Chairman and CEO (our Principal Executive Officer, or “PEO”) and the average compensation of the other Named Executive Officers (our “Non-PEO NEOs”) as reported in the Summary Compensation Table for the past two fiscal years, as well as their “compensation actually paid” as calculated pursuant to the SEC rules (referred to as “CAP”).

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Summary Compensation Table Total for Non-PEO NEOs (1)	Compensation Actually Paid to Non-PEO NEOs (1)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Loss
2023	$2,356,220	$2,653,763	$1,412,840	$715,616	$(7)	$(30,094,000)
2022	$3,160,876	$2,971,123	$1,527,871	$1,445,374	$(44)	$(26,960,000)
2021	$5,892,563	$5,705,285	$2,801,628	$2,726,119	$68	$(20,606,000)

(1)
Dr. Steven Quay is our PEO for each of the years shown. For 2023, our Non-PEO NEOs were Ms. Rees and Messrs. Guse and Weaver. Mr. Guse was our only Non-PEO NEO for years 2022 and 2021.
(2)
The table below shows the amount of CAP to our PEO, as computed in accordance with Item 402(v) of SEC regulation S-K. The dollar amounts reported do not reflect actual amount of compensation earned by or paid to our PEO during the applicable year, and the Compensation Committee did not consider CAP in making any executive compensation decisions with respect to our PEO. In accordance with SEC rules, these amounts reflect the “Total” compensation as set forth in the Summary Compensation Table for the applicable year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Year	Summary Compensation Table Total for PEO	Equity Awards in SCT (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2023	$2,356,220	$(1,143,927)	$1,441,470	$2,653,763
2022	$3,160,876	$(2,019,697)	$1,829,944	$2,971,123
2021	$5,892,563	$(4,707,913)	$4,520,635	$5,705,285

(A)
Represents the amounts reported in the Option Awards column in the Summary Compensation Table (“SCT”) for the applicable year.
(B)
Represents the equity award adjustments (deductions and additions) for PEO equity awards for each applicable year calculated as follows:

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in the Fair Value from Prior Fiscal Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments
2023	$1,093,739	$(15,321)	$428,413	$(65,361)	$1,441,470
2022	$1,226,109	$(50,510)	$755,829	$(101,484)	$1,829,944
2021	$3,454,245	$(36,544)	$1,176,146	$(73,212)	$4,520,635

(3)
The table below shows CAP for the Non-PEO NEOs, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to our Non-PEO NEOs during the applicable year, and the Compensation Committee did not consider CAP in making any executive compensation decisions with respect to our Non-PEO NEOs. In accordance with SEC rules, these amounts reflect the “Total” compensation as set forth in the Summary Compensation Table for the applicable year, on average, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Year	Summary Compensation Table Total for Non-PEO NEOs	Equity Awards in SCT (A)	Equity Award Adjustments (B)	Compensation Actually Paid to Non-PEO NEOs
2023	$1,412,840	$(875,334)	$178,110	$715,616
2022	$1,527,871	$(788,918)	$706,421	$1,445,374
2021	$2,801,628	$(2,108,013)	$2,032,504	$2,726,119

(A)
Represents the average of the amounts reported in the Option Awards column in the Summary Compensation Table for the applicable year.
(B)
Represents the equity average award adjustments (deductions and additions) for our Non-PEO NEOs equity awards for the applicable year calculated as follows:

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in the Fair Value from Prior Fiscal Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Prior Year End Fair Value for Equity Awards Granted in Prior Years that were Forfeited During the Year	Total Equity Award Adjustments
2023	$113,935	$(536)	$76,474	$(8,675)	$(3,088)	$178,110
2022	$480,268	$(22,448)	$293,960	$(45,359)	-	$706,421
2021	$1,547,312	$(13,620)	$526,170	$(27,358)	-	$2,032,504

(4)
Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.

Description of Certain Relationships between Information Presented in the Pay versus Performance Table

While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Loss

Employment Agreements

Employment Agreement with Steven Quay, M.D., Ph.D.

The Company entered into an employment agreement with Dr. Quay on September 27, 2010, to act as the Company’s Chief Executive Officer. The agreement provided for an initial base salary of $250,000, which was amended over the years and has been subsequently increased to $705,910 for 2023, with an annual target bonus of up to 55% of Dr. Quay’s then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

The goals for fiscal 2023 included (1) completion of enrollment in the Endoxifen Phase 2 clinical study in women with mammographic breast density, (2) completion of the PK run-in cohort for the Evangeline Phase 2 neoadjuvant trial, (3) acquisition or development of additional programs, (4) commencement of one or more additional studies and (5) accomplishment of one or more specified “stretch goals.” On January 16, 2024, the Compensation Committee reviewed the performance of Dr. Quay for 2023 against these goals and determined that his bonus for 2023 was 121% of potential, or $469,783.

During the employment term, the Company will make available to Dr. Quay employee benefits provided to other key employees and officers of the Company. To the extent these benefits are based on length of service with the Company, Dr. Quay will receive full credit for prior service with the Company. Dr Quay is entitled to participation in health, hospitalization, disability, dental and other insurance plans that the Company may have in effect for other executives, all of which shall be paid for by the Company with contribution by Dr. Quay as set for the other executives, as and if appropriate.

Dr. Quay has also agreed that, for the period commencing on the date of his employment agreement with the Company and during the term of his employment and for a period of 12 months following termination of his employment with the Company that he will not compete with the Company in the United States. The employment agreement also contains provisions relating to confidential information and assignment of inventions, which require Dr. Quay to refrain from disclosing any proprietary information and to assign to the Company any inventions, or future products, research, or development, or which result from work they perform for the Company or using its facilities.

Employment Letter with Heather Rees, CPA (inactive)

The Company is party to an employment letter with Heather Rees dated as of October 6, 2023, pursuant to which she was promoted to act as the Company’s Senior Vice President, Finance and Principal Accounting Officer. The agreement provided for an initial base salary of $360,000, with an annual target bonus of up to 35% of Ms. Rees’ then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

The goals for fiscal 2023 included (1) completion of enrollment in the Endoxifen Phase 2 clinical study in women with mammographic breast density, (2) completion of the PK run-in cohort for the Evangeline Phase 2 neoadjuvant trial, (3) acquisition or development of additional programs, (4) commencement of one or more additional studies and (5) accomplishment of one or more specified “stretch goals.” On January 16, 2024, the Compensation Committee reviewed the performance of Ms. Rees for 2023 against these goals and determined that her bonus for 2023 was 121% of potential, or $152,460.

Employment Agreement with Kyle Guse

The Company entered into an employment agreement with Mr. Guse to act as the Company’s Chief Financial Officer, General Counsel and Secretary. The agreement was amended on May 18, 2016 and provided for a base salary of $364,000, which was amended over the years and was increased to $466,658 for 2023, with an annual target bonus of up to 45% of Mr. Guse’s then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

The goals for fiscal 2023 included (1) completion of enrollment in the Endoxifen Phase 2 clinical study in women with mammographic breast density, (2) completion of the PK run-in cohort for the Evangeline Phase 2 neoadjuvant trial, (3) acquisition or development of additional programs, (4) commencement of one or more additional studies and (5) accomplishment of one or more specified “stretch goals.” In accordance with his severance agreement, Mr. Guse was paid his pro-rata share of his bonus for 2023. Refer below for severance benefits paid to Mr. Guse.

During the employment term, the Company was required to make available to Mr. Guse employee benefits provided to other key employees and officers of the Company. To the extent these benefits were based on length of service with the Company, Mr. Guse was entitled to full credit for prior service with the Company. Mr. Guse was entitled to participation in health, hospitalization, disability, dental and other insurance plans that the Company may have had in effect for other executives, all of which were to be paid for by the Company with contribution by Mr. Guse as set for the other executives, as and if appropriate.

Mr. Guse has also agreed that, for the period commencing on the date of his employment agreement with the Company and during the term of his employment and for a period of six months following termination of his employment with the Company that he will not compete with the Company in the United States. The employment agreement also contains provisions relating to confidential information and assignment of inventions, which require Mr. Guse to refrain from disclosing any proprietary information and to assign to the Company any inventions, or future products, research, or development, or which result from work they perform for the Company or using its facilities.

Employment Agreement with Greg Weaver

The Company entered into an employment agreement with Mr. Weaver on June 1, 2023, to act as the Company’s Executive Vice President and Chief Financial Officer. The agreement provided for an initial base salary of $450,000, with an annual target bonus of up to 45% of Mr. Weaver’s then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

The goals for fiscal 2023 included (1) completion of enrollment in the Endoxifen Phase 2 clinical study in women with mammographic breast density, (2) completion of the PK run-in cohort for the Evangeline Phase 2 neoadjuvant trial, (3) acquisition or development of additional programs, (4) commencement of one or more additional studies and (5) accomplishment of one or more specified “stretch goals.” Mr. Weaver did not become eligible for payment of a bonus for 2023 in connection with his termination of employment.

The agreement also provided for payment of a one-time signing bonus of $125,000, which was subject to pro-rata repayment in connection with his termination of employment.

During the employment term, Mr. Weaver was eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as other senior executives.

Mr. Weaver also entered into an agreement with the Company relating to confidential information and assignment of inventions, which requires Mr. Weaver to refrain from disclosing any proprietary information and to assign to the Company any inventions, or future products, research, or development, or which result from work they perform for the Company or using its facilities.

Severance Benefits and Change in Control Arrangements

The Company has agreed to provide the severance benefits and change in control arrangements described below to its named executive officers.

Dr. Steven Quay, M.D. Ph.D.

Pursuant to his employment agreement, if (i) the Company terminates the employment of Dr. Quay without cause, or (ii) Dr. Quay terminates his employment for good reason, then Dr. Quay will be entitled to receive all accrued but unpaid compensation including pro-rated bonus, plus a severance payment equal to 12 months of base salary. In addition, upon such event, the vesting of all shares of Common Stock underlying unvested options then held by Dr. Quay will accelerate, and the options will remain exercisable for the remainder of their terms. The cash severance payment is required to be paid in substantially equal installments over a period of six months beginning on the Company’s first payroll date that occurs following the 30th day after the effective date of termination of Dr. Quay’s employment, subject to certain conditions. The Company will not be required, however, to pay any severance pay for any period following the termination date if Dr. Quay materially violates certain provisions of his employment agreement and the violation is not cured within 30 days following receipt of written notice from the Company containing a description of the violation and a demand for immediate cure.

In addition, under the terms of his employment agreement, in the event of a “change in control” of the Company (as defined in the employment agreement) during Dr. Quay’s employment term, Dr. Quay will be entitled to receive a one-time payment equal to 2.9 times his base salary, and the vesting of all outstanding equity awards then held by Dr. Quay will accelerate such that they are fully vested as of the date of the change in control.

Heather Rees, CPA (inactive)

Pursuant to her employment agreement, if (i) the Company terminates the employment of Ms. Rees without cause, or (ii) Ms. Rees terminates her employment for good reason, in either event not within 30 days before or 12 months after a change in control, she will be entitled to receive (a) a pro rata portion of the actual bonus that would have been earned for the year of termination, based on the days employed during such year, payable on the date when bonuses are otherwise paid to company employees and (b) full acceleration of the vesting of all outstanding equity awards.

Kyle Guse

Mr. Guse, ceased to serve as the Company’s General Counsel and Chief Financial Officer as of May 26, 2023. Pursuant to his employment agreement, Mr. Guse became entitled to receive all accrued but unpaid compensation including a pro-rated bonus, plus a severance payment equal to 12 months of base salary. In addition, the vesting of 50% of shares of common stock underlying his unvested options accelerated, and the options will remain exercisable for the remainder of their terms. The cash severance payment was required to be paid in substantially equal installments over a period of six months beginning on the Company’s first payroll date that occurred following the 30th day after the effective date of termination of Mr. Guse’s employment, subject to certain conditions. The Company was not required, however, to pay any severance pay for any period following the termination date if Mr. Guse materially violated certain provisions of his employment agreement and the violation was not cured within 30 days following receipt of written notice from the Company containing a description of the violation and a demand for immediate cure. Subject to, and in accordance with, the terms of his employment agreement, upon Mr. Guse’s termination without cause, he became entitled to receive the severance benefits payable of $554,000.

Greg Weaver

In connection with Mr. Weaver’s voluntary resignation, he was not entitled to any severance benefits.

Other Benefits

The Company offers health, dental, disability and life insurance to its full-time employees. A 401(k) Plan with matching up to 4% of salary is also offered to its full and part-time employees.

Prohibition on Hedging and Pledging

Under our Insider Trading Policy and procedures pursuant to which, among other things, our directors, officers, and employees, and their respective family members and controlled entities, are prohibited from (i) engaging in short sales, (ii) unless approved by the Audit Committee, buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities, (iii) using the Company’s securities as collateral in a margin account, and (iv) unless approved by the Audit Committee, pledging Company securities as collateral for a loan (or modifying an existing pledge).

Incentive Compensation Clawback Policy

We have adopted an Incentive Compensation Clawback Policy, which is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2023, regarding the Company’s Incentive Plans, as well as other stock options and warrants previously issued by the Company as compensation for services.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	17,506,345	$1.79	4,646,686
Equity compensation plans not approved by security holders	—	—	—
Total	17,506,345	$1.79	4,646,686

REPORT OF THE AUDIT COMMITTEE

No member of the Audit Committee is a professional accountant or auditor. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent auditor the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of management’s evaluation of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality and the acceptability of the Company’s financial reporting and discussed with the auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received from the independent auditor the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of its audit. The Audit Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the Company's quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

Richard I. Steinhart, Chairman

Jonathan F. Finn, C.F.A.

Stephen J. Galli, M.D.

H. Lawrence Remmel, Esq.

GENERAL

“About the Meeting - What do I need to do to virtually attend the Annual Meeting via live audio webcast?”

In order to attend and participate in the Annual Meeting live via the Internet, you must register at http://www.viewproxy.com/AtossaTherapeutics/2024/htype.asp by 11:59 P.M. Eastern Time on June 24, 2024. If you are a registered holder, you must register using the Virtual Control Number included in your proxy card which will be mailed on or about May 23, 2024 to stockholders of record at the close of business on the Record Date, May 9, 2024. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to virtually attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/AtossaTherapeutics/2024/htype.asp.

We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 6:00 A.M. Pacific Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please refer to the contact information below. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.

“About the Meeting – Who do I contact if I am having technical problems voting or attending the meeting?”

If you have any questions about attending the virtual meeting, or otherwise require technical assistance prior to or during the meeting, please contact: VirtualMeeting@viewproxy.com or call 1-866-612-8937.

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the proxies named in the enclosed proxy card to vote the shares they represent in their discretion. In order for any stockholder to nominate a candidate for director election or to submit a proposal for other business to be acted upon at any given annual meeting of stockholders, he or she must provide timely written notice to our Corporate Secretary in the form prescribed by our Bylaws, as described below.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals intended to be included in the proxy statement for the 2025 Annual Meeting of Stockholders must be received by our Corporate Secretary at the address set forth below no later than the close of business (6:00 p.m. Pacific Time) on January 23, 2025. The form and substance of such proposals must satisfy the requirements established by the SEC, including Rule 14a-8 of the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Additionally, stockholders who intend to present a stockholder proposal, other than pursuant to Rule 14a-8 under the Exchange Act, or nominate director nominees for election at the 2025 Annual Meeting of Stockholders must provide the Corporate Secretary with written notice of the proposal or nomination in accordance with our Bylaws. Such notice must be received by the Corporate Secretary at the address set forth below not later the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary date of the Annual Meeting; provided, however, that if the date of the 2025 Annual Meeting of Stockholders is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary date of the Annual Meeting, then stockholders must provide notice not later than the close of business on the later of the 90th day prior to the scheduled date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Therefore, unless the date of the 2025 Annual Meeting of Stockholders is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary not earlier than February 27, 2025 and not later than the close of business (6:00 p.m. Pacific Time) on March 29, 2025. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 of the Exchange Act in support of nominees submitted under these advance notice provisions for the 2025 Annual Meeting of Stockholders must provide the notice required under Rule 14a-19 of the Exchange Act to our Corporate Secretary in writing not later than the close of business (6:00 p.m. Pacific Time) on April 28, 2025.

Notice must be tendered in the proper form prescribed by our Bylaws. Proposals or nominations not meeting the requirements set forth in our Bylaws will not be entertained at the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

DELIVERY OF PROXY MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including our audited financial statements, accompanies this Proxy Statement. We will provide a copy of our Annual Report on Form 10-K, free of charge, upon the written or oral request of a stockholder. Please send a written request to our Corporate Secretary at the address set forth below or call the number below. Copies of these materials are also available online through the SEC at www.sec.gov.

The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single copy of the proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one copy of the proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We will deliver promptly upon written or oral request, a separate copy of the proxy statement and/or annual report to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Corporate Secretary at 107 Spring Street, Seattle, Washington 98104 or by telephone at (866) 893-4927. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of the proxy statement and/or annual report, or if you received multiple copies of these materials and would prefer to receive a single copy, either now or in the future, please contact your brokerage firm or bank.

Appendix A

ATOSSA THERAPEUTICS, INC.
2020 STOCK INCENTIVE PLAN
(Most Recently Amended effective as of June 27, 2024)

SECTION 1.
GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Atossa Therapeutics, Inc. 2020 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of Atossa Therapeutics, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded; provided that any action taken by such committee shall be valid and effective, whether or not the members of such committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this definition or otherwise provided in any charter of such committee.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a)
A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new member(s) of the Board (other than a member of the Board designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsection (a) or subsection (c) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the members of the Board then still in office who either were members of the Board at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this subsection (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d)
The Company’s stockholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority is in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals may include one or more of the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any other criteria deemed appropriate by the Committee, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Prior Plan” means the Atossa Genetics, Inc. 2010 Stock Option and Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Unit” means a contractual right to receive in the future a share of Stock or the Fair Market Value of a Share of Stock in cash.

“Sale Price” means the value of the consideration payable, or otherwise to be received by stockholders, per share of Stock in connection with a Change in Control.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.18 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.
ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)
Administration of Plan.
(i)
The Plan shall be administered by the Administrator. Notwithstanding the foregoing, (A) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (B) the Administrator may delegate its authority hereunder to the extent permitted by Section 2(a)(ii).
(ii)
To the extent permitted by applicable laws, the Administrator may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Section 2; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (A) individuals who are subject to Section 16 of the Exchange Act or (B) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under applicable laws. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 2(a)(ii) shall serve in such capacity at the pleasure of the Administrator.
(b)
Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)
to select the individuals to whom Awards may from time to time be granted;
(ii)
to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)
to determine the number of shares of Stock to be covered by any Award subject to the limitations set forth in Section 2(f), Section 3(a) and Section 5(e);
(iv)
to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)
to accelerate at any time the exercisability or vesting of all or any portion of any Award; subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and
(vi)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

Notwithstanding the foregoing, the Administrator shall not, without the approval of the stockholders of the Company, have the authority to (i) amend any outstanding Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right to reduce its exercise price, or (ii) cancel any Incentive Stock Option, Non-Qualified Stock Option or

Stock Appreciation Right in exchange for cash or another Award when the Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right exercise price exceeds the Fair Market Value of the underlying shares of Stock. All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)
Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(d)
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(e)
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3.
STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)
Stock Issuable. The aggregate number of shares of Stock that may be issued pursuant to Awards granted under the Plan shall be 30,000,000 shares (subject to any increase or decrease pursuant to Section 3(b) and Section 3(c)) plus (i) any shares of Stock that remain available for grant under the Prior Plan as of the Effective Date and (ii) any shares of Stock underlying any awards under the Prior Plan that, on or after the Effective Date, are forfeited, canceled, held back upon exercise of an Option or settlement of such an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, or satisfied without the issuance of Stock or otherwise terminated (other than by exercise). Shares of Stock issued pursuant to Awards granted under the Plan may be either authorized and unissued Stock or Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 30,000,000 shares. For purposes of the maximum number of shares limit, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that, other than in the case of Non-Employee Directors, Stock Options or Stock Appreciation Rights with respect to no more than 2,500,000 may be granted to any one individual grantee during any one calendar year period.
(b)
Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)
Change in Control and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Change in Control, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Change in Control in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee. The Administrator shall also have the discretion to accelerate the vesting of all other Awards.
(d)
Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other service providers of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).
SECTION 4.
ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.
STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)
Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(b)
Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(c)
Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(d)
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:
(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)
Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)
By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or
(iv)
With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.
STOCK APPRECIATION RIGHTS
(a)
Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)
Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(c)
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.
(d)
Exercisability; Rights of a Stockholder. Stock Appreciation Rights shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Appreciation Rights. A grantee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Appreciation Right and not as to unexercised Stock Appreciation Rights.
(e)
Method of Exercise. Stock Appreciation Rights may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Stock Appreciation Rights Award Certificate:
(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)
Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the grantee on the open market or that have been beneficially owned by the grantee for at least six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)
By the grantee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the grantee chooses to pay the purchase price as so provided, the grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or
(iv)
By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the grantee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Appreciation Right will be contingent upon receipt from the grantee (or a purchaser acting in his stead in accordance with the provisions of the Stock Appreciation Right) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Appreciation Rights Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the grantee). In the event an grantee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the grantee upon the exercise of the Stock Appreciation Right shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Appreciation Rights, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Appreciation Rights may be permitted through the use of such an automated system.

SECTION 7.
RESTRICTED STOCK AWARDS
(a)
Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)
Rights as a Stockholder; Certificates for Restricted Stock. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in its sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the grantee deliver a stock power, endorsed in blank, relating to such Restricted Stock.
(c)
Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)
Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.
SECTION 8.
RESTRICTED STOCK UNITS
(a)
Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Upon vesting, the Restricted Stock Units shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.
(b)
Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to receive in the form of Restricted Stock Units shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if grantee had not elected to receive such payment in the form of Restricted Stock Units. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. The Administrator shall determine the terms and conditions applicable to any Restricted Stock Units that are elected to be received in lieu of cash compensation.
(c)
Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.
UNRESTRICTED STOCK AWARDS
(a)
Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.
CASH-BASED AWARDS
(a)
Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.
SECTION 11.
PERFORMANCE SHARE AWARDS
(a)
Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.
(b)
Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).
(c)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 12.
[RESERVED]
SECTION 13.
DIVIDEND EQUIVALENT RIGHTS
(a)
Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)
Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
(c)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 14.
TRANSFERABILITY OF AWARDS
(a)
Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)
Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or member of the Board) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)
Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)
Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 15.
TAX WITHHOLDING

To the extent required by applicable federal, state, local or foreign law, the Administrator may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Award, or the issuance or sale of any shares of Stock. The Company shall not be required to recognize any Participant’s rights under an Award, to issue shares of Stock or to recognize the disposition of such shares of Stock until such obligations are satisfied. To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by the Company withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Company withholding a portion of the shares of Stock that otherwise would be issued to a Participant under such Award or any other award held by the Participant or by the Participant tendering to the Company cash or, if allowed by the Administrator, shares of Stock.

SECTION 16.
SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.
TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)
a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or
(b)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 18.
AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.
STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

SECTION 20.
GENERAL PROVISIONS
(a)
Legend. The Administrator may require each person receiving shares of Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities exchange system upon whose system the Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(b)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(c)
No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
(d)
Other Benefit. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Subsidiaries nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except to the extent legally required pursuant to the terms of such plan.

(e)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)
Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.
SECTION 21.
EFFECTIVE DATE OF PLAN

The Plan, as most recently amended, was approved by the Board on May 2, 2024 and shall become effective on the date it is approved by the stockholders of the Company (the “Effective Date”). Subject to earlier termination as provided in Section 18, no new Awards may be granted under the Plan on or after the 10th year anniversary of approval by the stockholders; provided, however, that Awards outstanding on such date shall remain subject to the terms of the Plan and any applicable Award Certificate; and, provided, further, that Incentive Stock Options may not be granted under the Plan after the 10th year anniversary of the date of the Board’s approval of the Plan.

SECTION 22.
GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

ATOSSA THERAPEUTICS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY JUNE 27, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The stockholder(s) hereby appoint(s) Steven C. Quay, M.D., Ph.D. and Heather Rees, each as proxies and attorneys-in-fact, with the power to act without the other and with the power to appoint his or her substitute, and hereby authorize(s) each to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of Atossa Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held live via the internet at 6:00 A.M. Pacific Time on June 27, 2024 and at any adjournment or postponement thereof. In order to virtually attend the meeting, you must register at http://viewproxy.com/AtossaTherapeutics/2024/htype.asp by 11:59 P.M. Eastern Time on June 24, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF (INCLUDING, IF APPLICABLE, ON A MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNAVAILABLE FOR ELECTION, UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). (Continued, and to be marked, dated and signed, on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 27, 2024 The Notice, 2024 Proxy Statement, and Annual Report are available at: http://www.viewproxy.com/AtossaTherapeutics/2024
The Board of Directors recommends you vote FOR all director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, and 5. Proposal 1. Elect Class III Directors: To be elected for terms expiring in 2027. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE  Class III Nominees: 01 Shu-Chih Chen, Ph.D. 02 H. Lawrence Remmel, Esq.  FOR ALL NOMINEES  WITHHOLD AUTHORITY FOR ALL NOMINEES  FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW) Instructions: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) for which you wish to withhold authority below. Proposal 2. Ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.  VOTE FOR  VOTE AGAINST  ABSTAIN Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box)  VIRTUAL CONTROL NUMBER Proposal 3. Approval of an amendment and restatement of the Company’s 2020 Stock Incentive Plan, as amended, to increase the shares available for issuance by 12,000,000 shares and to extend the term thereof.  VOTE FOR  VOTE AGAINST  ABSTAIN Proposal 4. Approval of an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 175,000,000 to 350,000,000.  VOTE FOR  VOTE AGAINST  ABSTAIN Proposal 5. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.  VOTE FOR  VOTE AGAINST  ABSTAIN NOTE: To transact such other business as may properly come before the meeting or any postponements or adjournments thereof. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED PRE- PAID ENVELOPE. Dated: Signature(s) of Stockholder(s) Title Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/ATOS Have your proxy card available when you access the above website. Follow the prompts to vote your shares.  TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 402- 3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY